                                   EXHIBIT 24


                         AMERICAN GREETINGS CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


         American Greetings Corporation (the "Company") hereby constitutes and appoints William S. Meyer, Jon Groetzinger, Jr., James K. Roosa and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 950,000 of the Company's Class A Common Shares and 200,000 of the Company's Class B Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the Company, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed at Cleveland, Ohio, this 11th day of July, 1996.


                             American Greetings Corporation


                             By:   /s/Morry Weiss
                                -------------------------------------------
                                Morry Weiss
                                Chairman & Chief Executive Officer


                             Attest:   /s/Jon Groetzinger, Jr.
                                    ---------------------------------------
                                    Jon Groetzinger, Jr.
                                    Secretary

                         AMERICAN GREETINGS CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY



         The undersigned officers and directors of American Greetings Corporation (the "Company") hereby constitute and appoint William S. Meyer, Jon Groetzinger, Jr., James K. Roosa, and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 950,000 of the Company's Class A Common Shares and 200,000 of the Company's Class B Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said officers and directors, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed at Cleveland, Ohio, this 11th day of July, 1996.


         SIGNATURE               TITLE                    DATE
         ---------               -----                    ----

/s/ Irving I. Stone        Founder-Chairman;              July 11,
- -----------------------    Chairman of the                1996
Irving I. Stone            Executive Committee;
                           Director


/s/ Morry Weiss            Chairman and Chief Executive   July 11,
- -----------------------    Officer; Director              1996
Morry Weiss

/s/ Edward Fruchtenbaum    President - Chief Operating    July 11,
- -----------------------    Officer; Director              1996
Edward Fruchtenbaum



         SIGNATURE                                        TITLE                    DATE
         ---------                                        -----                    ----

/s/ Scott S. Cowen                                   Director                     July 11,
- -------------------------                                                         1996
Scott S. Cowen



/s/ Herbert H. Jacobs                                Director                     July 11,
- -------------------------                                                         1996
Herbert H. Jacobs



/s/ Albert B. Ratner                                 Director                     July 11,
- -------------------------                                                         1996
Albert B. Ratner



/s/ Harry H. Stone                                   Director                     July 11,
- -------------------------                                                         1996
Harry H. Stone



/s/ Jeanette S. Wagner                               Director                     July 11,
- -------------------------                                                         1996
Jeanette S. Wagner



/s/ Milton A. Wolf                                   Director                     July 11,
- -------------------------                                                         1996
Milton A. Wolf



/s/ Abraham Zaleznik                                 Director                     July 11,
- -------------------------                                                         1996
Abraham Zaleznik



/s/ William S. Meyer                                 Senior Vice President;       July 11,
- -------------------------                            Chief Financial Officer      1996
William S. Meyer                                     (principal accounting/
                                                     financial officer)

